CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

DERIVED [6/28/04]

[$258,875,000]

Loan Group 2 Senior Certificates Offered

(Approximate)

[$825,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/04 cutoff date. Approximately 15.6% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination. The final numbers will be found in the prospectus supplement. Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

1. FICO & Documentation

	Full		Reduced	Stated				Avg	Original

FICO & Documentation	Doc		Doc	Stated	No Doc	All Docs	WAC	Balance	LTV
<= 0		0.0	0.0	0.0	0.0	0.0	9.38	56,804	85.0
501 - 550		6.3	0.6	2.6	0.0	9.5	7.84	157,370	74.7
551 - 600		18.7	1.3	5.0	0.3	25.3	7.61	161,674	82.2
601 - 650		24.7	4.3	6.6	0.7	36.2	6.86	213,745	84.2
651 - 700		9.7	4.9	4.9	0.5	20.1	6.62	236,996	83.1
701 - 750		2.1	2.9	1.2	0.0	6.2	6.73	203,548	83.1
751 - 800		1.0	1.6	0.2	0.1	2.9	6.21	256,735	78.5
Total:		62.5	15.5	20.4	1.6	100.0	7.07	195,301	82.3

2. Original LTV and FICO

											Avg			Reduced	Stated

Original LTV and FICO	Unavailable	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	Balance	WAC	Margin	Doc	Stated
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1	40,090	8.16	7.23	0.0	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.1	73,260	7.12	5.39	0.0	0.0
30.001 - 40.000	0.0	0.0	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.4	86,215	7.49	6.25	0.0	0.1
40.001 - 50.000	0.0	0.0	0.1	0.2	0.0	0.0	0.0	0.1	0.0	0.5	177,217	6.98	7.82	0.2	0.2
50.001 - 60.000	0.0	0.0	0.4	0.3	0.3	0.3	0.0	0.1	0.0	1.5	166,485	6.80	6.49	0.2	0.3
60.001 - 70.000	0.0	0.0	1.7	2.9	2.2	0.7	0.4	0.2	0.0	8.2	226,188	6.78	6.19	0.8	3.1
70.001 - 80.000	0.0	0.0	5.1	7.9	14.6	12.0	3.5	1.5	0.0	44.5	215,126	6.77	6.25	8.4	11.0
80.001 - 90.000	0.0	0.0	1.9	10.8	12.7	3.4	1.0	0.6	0.0	30.4	188,408	7.15	6.88	2.8	3.5
90.001 - 100.000	0.0	0.0	0.1	3.0	6.2	3.6	1.2	0.3	0.0	14.4	161,773	7.99	7.25	3.0	2.2
Total:	0.0	0.0	9.5	25.3	36.2	20.0	6.2	2.8	0.0	100.0	195,301	7.07	6.58	15.5	20.4

3. Balance and FICO

											Original			Reduced	Stated

Balance and FICO	Unavailable	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Doc	Stated
1. - 50,000.	0.0	0.0	0.1	0.2	0.2	0.1	0.0	0.0	0.0	0.6	74.0	9.35	6.94	0.1	0.1
50,001. - 100,000.	0.0	0.0	1.3	3.8	3.3	1.3	0.6	0.2	0.0	10.6	83.7	8.23	7.28	1.3	1.5
100,001. - 150,000.	0.0	0.0	1.9	5.2	4.7	2.2	0.9	0.2	0.0	15.1	84.0	7.65	6.98	2.4	2.1
150,001. - 200,000.	0.0	0.0	2.2	3.6	3.2	1.6	0.6	0.1	0.0	11.3	81.0	7.35	6.68	1.0	2.3
200,001. - 250,000.	0.0	0.0	0.7	1.9	2.1	1.1	0.1	0.1	0.0	6.0	81.4	7.13	6.59	1.0	1.1
250,001. - 300,000.	0.0	0.0	1.0	1.7	1.7	0.8	0.3	0.2	0.0	5.6	81.9	7.26	6.51	0.9	2.2
300,001. - 350,000.	0.0	0.0	1.1	1.8	2.7	1.5	0.8	0.2	0.0	8.1	83.0	6.90	6.51	2.1	1.8
350,001. - 400,000.	0.0	0.0	0.7	3.1	5.9	3.3	0.4	0.6	0.0	14.0	82.8	6.65	6.52	2.2	3.6
400,001. - 450,000.	0.0	0.0	0.0	1.4	4.0	3.1	1.5	0.4	0.0	10.3	83.3	6.31	6.16	1.9	1.6
450,001. - 500,000.	0.0	0.0	0.2	1.4	3.9	2.9	1.0	0.6	0.0	10.0	82.3	6.36	6.15	1.8	2.3
500,001. - 550,000.	0.0	0.0	0.0	0.2	0.7	0.8	0.0	0.0	0.0	1.6	77.4	6.23	5.96	0.7	0.2
550,001. - 600,000.	0.0	0.0	0.2	0.4	2.2	0.8	0.0	0.0	0.0	3.5	80.5	6.58	6.02	0.2	0.6
600,001. - 650,000.	0.0	0.0	0.2	0.2	1.2	0.4	0.0	0.2	0.0	2.2	77.0	6.56	5.87	0.0	1.2
650,001. - 700,000.	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.0	0.4	79.9	7.00	6.99	0.0	0.0
700,001. - 750,000.	0.0	0.0	0.0	0.2	0.0	0.0	0.0	0.0	0.0	0.2	65.2	6.99	6.99	0.0	0.0
750,001. - 800,000.	0.0	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0	0.5	85.1	6.08	6.31	0.0	0.0
Total:	0.0	0.0	9.5	25.3	36.2	20.0	6.2	2.8	0.0	100.0	82.3	7.07	6.58	15.5	20.4

4. Penalty and FICO

											Original			Avg	Reduced	Stated
Penalty and FICO	Unavailable	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance	Doc	Stated
0	0.0	0.0	2.0	3.4	4.9	2.6	1.2	0.6	0.0	14.6	81.7	7.50	6.78	174,917	3.3	4.1
12	0.0	0.0	0.4	2.8	1.5	1.0	0.1	0.4	0.0	6.1	78.3	7.10	6.71	265,779	1.2	1.4
21	0.0	0.0	0.0	0.2	2.2	1.0	0.1	0.1	0.0	3.7	82.0	5.84	5.54	411,983	1.0	0.0
24	0.0	0.0	5.5	14.5	18.1	8.5	2.8	0.9	0.0	50.2	83.6	7.14	6.61	188,049	7.1	8.9
30	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.1	92.8	7.75	8.60	246,366	0.1	0.0
33	0.0	0.0	0.1	0.0	0.5	0.3	0.0	0.0	0.0	0.9	82.7	6.05	5.58	362,290	0.2	0.1
36	0.0	0.0	1.5	4.3	8.9	6.6	2.1	0.8	0.0	24.4	81.1	6.88	6.53	193,160	2.7	5.8
60	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.0	0.1	75.8	8.89	0.00	102,345	0.0	0.1
Total:	0.0	0.0	9.5	25.3	36.2	20.0	6.2	2.8	0.0	100.0	82.3	7.07	6.58	195,301	15.5	20.4

5. Mortgage Rates & FICO

											Original			Avg	Reduced	Stated

Mortgage Rates & FICO	Unavailable	451-500	501-550	551-600	601-650	651-700	701-750	751-800	801-850	Total	LTV	WAC	Margin	Balance	Doc	Stated
4.001 - 4.500	0.0	0.0	0.0	0.0	0.0	0.0	0.1	0.2	0.0	0.2	79.5	4.50	5.09	333,778	0.0	0.0
4.501 - 5.000	0.0	0.0	0.0	0.0	0.4	0.8	0.3	0.6	0.0	2.0	75.2	4.94	4.84	403,386	0.8	0.2
5.001 - 5.500	0.0	0.0	0.1	0.4	2.1	2.2	0.3	0.2	0.0	5.3	78.5	5.34	5.43	351,171	0.6	0.1
5.501 - 6.000	0.0	0.0	0.0	1.2	6.3	4.1	1.5	0.4	0.0	13.5	79.6	5.83	5.89	341,514	1.1	2.1
6.001 - 6.500	0.0	0.0	0.3	1.5	6.1	4.6	0.8	0.6	0.0	13.9	81.7	6.31	6.06	261,876	2.8	2.5
6.501 - 7.000	0.0	0.0	0.7	4.5	7.5	3.0	0.6	0.2	0.0	16.4	81.7	6.82	6.39	241,275	1.9	3.9
7.001 - 7.500	0.0	0.0	2.8	5.1	5.8	1.5	1.4	0.3	0.0	16.8	82.6	7.31	6.65	197,222	2.8	4.1
7.501 - 8.000	0.0	0.0	1.9	4.3	4.4	1.6	0.5	0.0	0.0	12.7	84.7	7.77	7.08	158,329	2.4	2.9
8.001 - 8.500	0.0	0.0	1.8	3.6	1.7	1.2	0.5	0.2	0.0	8.8	84.0	8.28	7.62	128,001	1.6	1.6
8.501 - 9.000	0.0	0.0	1.6	2.8	1.1	0.4	0.2	0.2	0.0	6.3	83.8	8.75	7.63	129,273	1.0	1.9
9.001 - 9.500	0.0	0.0	0.2	1.0	0.3	0.1	0.0	0.0	0.0	1.6	89.4	9.25	8.44	106,075	0.1	0.2
9.501 - 10.000	0.0	0.0	0.0	0.4	0.3	0.4	0.1	0.0	0.0	1.2	93.0	9.76	9.05	86,613	0.2	0.5
10.001 - 10.500	0.0	0.0	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.2	85.8	10.37	7.52	80,400	0.0	0.1
10.501 - 11.000	0.0	0.0	0.1	0.1	0.1	0.2	0.0	0.0	0.0	0.4	89.4	10.81	8.97	67,439	0.1	0.2
11.001 - 11.500	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.0	0.1	98.6	11.36	0.00	61,799	0.0	0.1
11.501 - 12.000	0.0	0.0	0.0	0.2	0.0	0.0	0.0	0.0	0.0	0.2	91.9	11.80	6.99	42,571	0.0	0.0
12.001 - 12.500	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	95.0	12.47	0.00	31,938	0.0	0.0
12.501 - 13.000	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.0	0.2	100.0	12.77	0.00	69,722	0.1	0.1
13.001 - 13.500	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	98.6	13.25	0.00	30,017	0.0	0.0
13.501 - 14.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	90.0	13.69	0.00	64,987	0.0	0.0
Total:	0.0	0.0	9.5	25.3	36.2	20.0	6.2	2.8	0.0	100.0	82.3	7.07	6.58	195,301	15.5	20.4

6. Mortgage Rates & LTV

					LTV >				Avg	Reduced	Stated

Mortgage Rates & LTV	LTV <= 70	70.01-80	80.01-90	90.01-100	100	Total	FICO	Margin	Balance	Doc	Stated
4.001 - 4.500	0.0	0.2	0.0	0.0	0.0	0.2	759	5.09	333,778	0.0	0.0
4.501 - 5.000	0.3	1.6	0.1	0.0	0.0	2.0	694	4.84	403,386	0.8	0.2
5.001 - 5.500	0.7	3.7	0.9	0.0	0.0	5.3	655	5.43	351,171	0.6	0.1
5.501 - 6.000	2.1	7.7	3.2	0.5	0.0	13.5	651	5.89	341,514	1.1	2.1
6.001 - 6.500	1.0	7.2	5.1	0.7	0.0	13.9	646	6.06	261,876	2.8	2.5
6.501 - 7.000	2.6	6.6	4.8	2.5	0.0	16.4	622	6.39	241,275	1.9	3.9
7.001 - 7.500	1.4	7.2	6.0	2.2	0.0	16.8	608	6.65	197,222	2.8	4.1
7.501 - 8.000	1.1	4.2	4.7	2.8	0.0	12.7	607	7.08	158,329	2.4	2.9
8.001 - 8.500	0.8	3.1	2.9	2.0	0.0	8.8	598	7.62	128,001	1.6	1.6
8.501 - 9.000	0.4	2.5	1.7	1.6	0.0	6.3	587	7.63	129,273	1.0	1.9
9.001 - 9.500	0.1	0.3	0.6	0.7	0.0	1.6	586	8.44	106,075	0.1	0.2
9.501 - 10.000	0.0	0.1	0.2	0.8	0.0	1.2	628	9.05	86,613	0.2	0.5
10.001 - 10.500	0.0	0.0	0.1	0.1	0.0	0.2	575	7.52	80,400	0.0	0.1
10.501 - 11.000	0.0	0.1	0.0	0.3	0.0	0.4	634	8.97	67,439	0.1	0.2
11.001 - 11.500	0.0	0.0	0.0	0.1	0.0	0.1	633	0.00	61,799	0.0	0.1
11.501 - 12.000	0.0	0.0	0.0	0.2	0.0	0.2	590	6.99	42,571	0.0	0.0
12.001 - 12.500	0.0	0.0	0.0	0.0	0.0	0.0	632	0.00	31,938	0.0	0.0
12.501 - 13.000	0.0	0.0	0.0	0.2	0.0	0.2	650	0.00	69,722	0.1	0.1
13.001 - 13.500	0.0	0.0	0.0	0.0	0.0	0.0	622	0.00	30,017	0.0	0.0
13.501 - 14.000	0.0	0.0	0.0	0.0	0.0	0.0	645	0.00	64,987	0.0	0.0
Total:	10.6	44.5	30.4	14.4	0.0	100.0	624	6.58	195,301	15.5	20.4